UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	April 24, 2008

SPSS Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-22194	36-2815480
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

233 South Wacker Drive, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

(312) 651-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02:	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
(e)	The SPSS stockholders approved the SPSS Inc. Long Term Incentive Plan (the “LTIP”) at the 2008 Annual Meeting of Stockholders on April 24, 2008. Previously, the Board had approved the LTIP, subject to approval by the SPSS stockholders at the 2008 Annual Meeting of Stockholders.

A description of the terms of the LTIP is set forth on pages 39 through 51 of the Company’s Proxy Statement dated March 25, 2008 for the 2008 Annual Meeting of Stockholders, which description is hereby incorporated by reference herein.

ITEM 9.01:	FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.
10.1	SPSS Inc. Long Term Incentive Plan (1), Appendix A
(1)	Previously filed with the 2008 Proxy Statement of SPSS Inc., filed on March 25, 2008 (File No. 000-22194).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPSS INC.
Dated: April 24, 2008	By:	/s/ Raymond H. Panza
Raymond H. Panza
Executive Vice President, Corporate Operations, Chief Financial Officer and Secretary

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